SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 18, 2000

                             RALSTON PURINA COMPANY
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

  MISSOURI                           1-4582           No.  43-0470580
--------------------------------------------------------------------------------
(State  or  Other                  (Commission       (IRS Employer
 Jurisdiction  of                  File  Number)       Identification
 Incorporation)                                        Number)

  CHECKERBOARD  SQUARE,  ST.  LOUIS,  MISSOURI            63164
 -------------------------------------------------------------------------------
          Address  of  Principal  Executive  Offices   (Zip  Code)

                                 (314) 982-1000
                               -------------------
              (Registrant's telephone number, including area code)

Item  5.  Other  Events

As previously disclosed, Ralston Purina Company intends to separate its Battery Products business in a tax-free spin-off to shareholders. Completion of the spin-off is expected to take place April 1, 2000 and is contingent upon effectiveness of a registration statement relating to the spin-off and final approval by the Ralston Purina Board of Directors.

Ralston Purina Company is today filing financial information to reflect the Company's Battery Products business as a discontinued operation and reflect pro forma adjustments associated with the distribution of this business to Ralston Purina Company shareholders.

The pro forma consolidated statements of earnings for the year ended September 30, 1999 and the quarters ended December 31, 1999 and December 31, 1998, present Ralston Purina Company results as if the distribution had occurred as of the beginning of the period presented. These statements of earnings have been prepared by adjusting the historical statements of earnings to reflect the Company's Battery Products business as a discontinued operation and include the effect on estimated costs and expenses as a result of the distribution.

The pro forma consolidated balance sheet at December 31, 1999, presents the consolidated financial position of Ralston Purina Company, assuming the distribution had occurred at that date. Such balance sheet has been prepared by adjusting the historical balance sheet for the effect of changes in assets, liabilities and capital associated with the distribution.

Pro forma financial statements may not necessarily reflect the consolidated results of operations or financial position that would have existed had the distribution been effected on the dates specified nor are they indicative of future results.




                                                RALSTON PURINA COMPANY
                                     PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                                           QUARTER ENDED DECEMBER 31, 1999
                                     (Dollars in millions except per share data)

                                                       ADJUSTMENTS FOR
                                                       DISCONTINUED
                                                       OPERATIONS
                                                       ---------------
                                                                          Pro
                                                                         Forma
                                              As       Battery   Sub-    Adjust-   Pro
                                           Reported   Products   total   ments     Forma
                                           --------   --------  -------- --------  --------

Net Sales. . . . . . . . . . . . . . . . .  $1,414.5     $686.2  $728.3  $ -       $728.3
Costs and Expenses
    Cost of products sold. . . . . . . . .     627.5      334.9   292.6    -        292.6
    Selling, general and administrative. .     225.5      110.4   115.1    -        115.1
    Advertising and promotion. . . . . . .     230.3       67.6   162.7    -        162.7
    Interest . . . . . . . . . . . . . . .      48.2        1.6    46.6   (7.0)(a)   39.6
    Unrealized gain on SAILS debt. . . . .     (75.6)       -     (75.6)   -        (75.6)
    Restructuring reversals. . . . . . . .      (5.8)      (5.8)    -      -          -
    Other (income)/expense, net. . . . . .      (6.0)       0.5    (6.5)   -         (6.5)
                                            ---------    ------- ------- ------    -------
                                             1,044.1      509.2   534.9   (7.0)      527.9
Earnings from Continuing Operations before
  Income Taxes and Equity Earnings . . . .     370.4      177.0   193.4    7.0       200.4
Income Taxes . . . . . . . . . . . . . . .    (135.4)     (69.3)  (66.1)  (4.7)(b)   (70.8)(d)
Equity Earnings, Net of Taxes. . . . . . .       7.8        -       7.8    -           7.8
                                            --------     -------  -----  --------   -------
Earnings from Continuing Operations   . .   $ 242.8 (c)  $107.7  $135.1  $ 2.3      $137.4 (c)
                                            ========     ======  ======= =======    =======

Earnings Per Share from Continuing
Operations
  Basic                                     $  0.83                                 $ 0.47
  Diluted                                   $  0.82                                 $ 0.47

Average Shares Outstanding Used for
    Earnings Per Share Computation

  Basic                                       292.2                                 292.2
  Diluted                                     295.1                                 295.1

(a) To reflect reduction of interest expense based on Battery Products' net debt of approximately $585 at an average annual short-term rate of 5.9%. Assumes proceeds from Battery Products' issuance of debt are used to pay-down Ralston's short-term debt.
(b) To reflect the tax effect of the above pro forma adjustment and Ralston's tax rate post spin-off.
(c) Earnings from continuing operations (As Reported and Pro Forma) includes an unrealized after-tax gain related to the Company's SAILS debt of $48.4, or $.16 per basic and diluted share. In addition, As Reported earnings includes an after-tax Battery Products' restructuring reversal of $4.5, or $.02 per basic and diluted share.
(d)  The  effective  tax rate for the quarter, excluding taxes on the unrealized
     SAILS  gain,  is  34.9%.



                                 RALSTON PURINA COMPANY
                      PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                             QUARTER ENDED DECEMBER 31, 1998
                       (Dollars in millions except per share data)


                                                       ADJUSTMENTS FOR
                                                       DISCONTINUED
                                                        OPERATIONS
                                                       ---------------
                                                                          Pro
                                                                          Forma
                                               As       Battery   Sub-    Adjust-    Pro
                                            Reported    Products  total   ments      Forma
                                            --------    -------  -------- -------- ---------

Net Sales. . . . . . . . . . . . . . . . .  $1,291.8    $612.7   $679.1   $ -         $679.1
Costs and Expenses
    Cost of products sold. . . . . . . . .     628.4     327.7    300.7     -          300.7
    Selling, general and administrative. .     239.2     120.2    119.0     -          119.0
    Advertising and promotion. . . . . . .     193.9      59.2    134.7     -          134.7
    Interest . . . . . . . . . . . . . . .      49.4       1.7     47.7    (6.2) (a)    41.5
    Unrealized gain on SAILS debt. . . . .     (70.2)      -      (70.2)    -          (70.2)
    Other (income)/expense, net. . . . . .     (11.0)      2.1    (13.1)    -          (13.1)
                                            ---------  -------  -------  ------      -------
                                             1,029.7     510.9    518.8    (6.2)       512.6
Earnings from Continuing Operations before
  Income Taxes and Equity Earnings . . . .     262.1     101.8    160.3     6.2        166.5
Income Taxes . . . . . . . . . . . . . . .     (94.3)    (40.4)   (53.9)   (3.7) (b)   (57.6)(d)
Equity Earnings, Net of Taxes. . . . . . .       9.0       -        9.0     -            9.0
                                            ---------  -------  -------  ------      -------
Earnings from Continuing Operations. . . .  $  176.8 (c)$ 61.4   $115.4   $ 2.5       $117.9 (c)
                                            =========  =======  =======  ======      =======

Earnings Per Share from Continuing Operations
  Basic                                     $   0.58                                  $ 0.39
  Diluted                                   $   0.55                                  $ 0.37

Average Shares Outstanding Used for Earnings Per Share Computation
  Basic                                        299.1                                   299.1
  Diluted                                      319.4                                   319.4


(a) To reflect reduction of interest expense based on Battery Products' net debt of approximately $585 at an average annual short-term rate of 5.7%. Assumes proceeds from Battery Products' issuance of debt are used to pay-down Ralston's short-term debt.
(b) To reflect the tax effect of the above pro forma adjustment and Ralston's tax rate post spin-off.
(c) Earnings from continuing operations (As Reported and Pro Forma) includes an unrealized after-tax gain related to the Company's SAILS debt of $44.9, or $.15 and $.14 per basic and diluted share, respectively.
(d)  The  effective  tax rate for the quarter, excluding taxes on the unrealized
     SAILS  gain,  is  33.5%.



                                     RALSTON PURINA COMPANY
                          PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                                 YEAR ENDED SEPTEMBER 30, 1999
                          (Dollars in millions except per share data)

                                                       ADJUSTMENTS FOR
                                                       DISCONTINUED
                                                        OPERATIONS
                                                       ---------------
                                                                            Pro
                                                                            Forma
                                               As       Battery   Sub-      Adjust-   Pro
                                            Reported    Products  total     ments     Forma
                                           --------    -------  -------- -------- ---------

Net Sales. . . . . . . . . . . . . . . . .  $4,720.5   $2,000.0   $2,720.5  $ -       $2,720.5
Costs and Expenses
    Cost of products sold. . . . . . . . .   2,269.8    1,111.1    1,158.7    -        1,158.7
    Selling, general and administrative. .     947.3      463.4      483.9    -          483.9
    Advertising and promotion. . . . . . .     740.8      164.9      575.9    -          575.9
    Interest . . . . . . . . . . . . . . .     183.4        3.8      179.6  (24.9) (a)   154.7
    Provisions/(reversals) for restructuring    95.2       98.4       (3.2)   -           (3.2)
    Unrealized gain on SAILS debt. . . . .    (123.5)       -       (123.5)   -         (123.5)
    Gain on sale and conversion of stock .     (86.0)       -        (86.0)   -          (86.0)
    Other (income)/expense, net. . . . . .     (22.3)       8.6      (30.9)   -          (30.9)
                                            ---------  ---------  --------- -------   ---------
                                             4,004.7    1,850.2    2,154.5  (24.9)     2,129.6
Earnings from Continuing Operations before
  Income Taxes and Equity Earnings . . . .     715.8      149.8      566.0   24.9        590.9
Income Taxes . . . . . . . . . . . . . . .    (246.6)     (64.6)    (182.0) (10.1)(b)   (192.1)(d)
Equity Earnings, Net of Taxes. . . . . . .      35.9        -         35.9    -           35.9
                                            ---------  ---------  --------- -------   ---------
Earnings from Continuing Operations. . . .  $  505.1(c) $  85.2   $  419.9  $ 14.8    $  434.7 (c)
                                            =========  =========  ========= =======   =========

Earnings Per Share from Continuing Operations
  Basic                                     $   1.63                                  $   1.40
  Diluted                                   $   1.60                                  $   1.38

Average Shares Outstanding Used for Earnings Per Share Computation
  Basic                                        307.8                                     307.8
  Diluted                                      314.9                                     314.9

(a)  To  reflect  reduction  of  interest expense based on Battery Products' net debt  of  approximately  $585  at  an  average  annual  short-term rate of 5.3%.  Assumes proceeds from Battery Products' issuance of debt are used  to  pay-down  Ralston's  short-term  debt.
(b)  To  reflect  the tax effect of the above pro forma adjustment and Ralston's tax  rate  post  spin-off.
(c)  Earnings  from  continuing  operations (As Reported and Pro Forma) includes several  unusual  items:  an  after-tax  restructuring reversal  of
     $3.2,  or  $.01 per  basic  and  diluted  share; an unrealized after-tax  gain related  to  the  Company's  SAILS  debt of  $79.0,  or  $.26 and $.25 per basic and diluted share, respectively; an after-tax  gain  on  the  sale  and conversion  of  the  Company's investments  in  common  stock  of  $55.0,  or
     $.18 and $.17 per basic and diluted  share;  and  capital  loss  tax  benefits of  $10.0,  or $.03  per  basic  and  diluted  share.  In  addition,  As
     Reported earnings includes  after-tax  restructuring  charges  for  Battery
     Products of $64.6,  or  $.21  and  $.20  per  basic  and  diluted  share.
(d)  The  effective  tax  rate  for the year, excluding unusual items, is 33.5%.


                                    RALSTON PURINA COMPANY
                             PRO FORMA CONSOLIDATED BALANCE SHEET
                                       DECEMBER 31, 1999
                                     (Dollars in millions)

                                                    ADJUSTMENTS FOR
                                                    DISCONTINUED
                                                    OPERATIONS
                                                    ---------------
                                                                          Pro
                                                                          Forma
                                          As        Battery   Sub-        Adjust-     Pro
                                        Reported    Products  total       ments       Forma
                                        --------    -------  -------- --------       ---------

   ASSETS
  Current Assets                                                                             -
  Cash and cash equivalents. . . . . .  $  110.4  $    19.9   $   90.5       -       $   90.5
  Receivables, less allowance
       for doubtful accounts . . . . .     870.2      644.9      225.3       -          225.3
  Inventories. . . . . . . . . . . . .     471.9      345.6      126.3       -          126.3
  Other current assets . . . . . . . .      66.9       68.7       (1.8)      -           (1.8)
                                        --------  ----------  ---------  --------     --------
      Total Current Assets . . . . . .   1,519.4    1,079.1      440.3       -          440.3
Investments and Other Assets . . . . .   2,922.2      401.9    2,520.3       -        2,520.3
Investment in Discontinued Operations.       -     (1,322.7)   1,322.7    (1,322.7)(a)      -
Property at Cost . . . . . . . . . . .   2,202.7    1,016.9    1,185.8       -        1,185.8
  Accumulated depreciation . . . . . .   1,133.4      547.7      585.7       -          585.7
                                        --------  ----------  ---------   -------    ---------
    Net Property . . . . . . . . . . .   1,069.3      469.2      600.1       -          600.1
                                        --------  ----------  ---------   -------    ---------
      Total. . . . . . . . . . . . . .  $5,510.9  $   627.5   $4,883.4   $(1,322.7)  $3,560.7
                                        ========  ==========  =========  ==========  =========

LIABILITIES AND SHAREHOLDERS EQUITY
Current Liabilities
  Current maturities of long-term debt  $  295.7  $     0.3   $  295.4       -        $  295.4
  Notes payable. . . . . . . . . . . .     809.6      130.9      678.7      (474.1)(b)   204.6
  Accounts payable . . . . . . . . . .     265.3      121.3      144.0       -           144.0
  Other current liabilities. . . . . .     566.0      242.7      323.3       -           323.3
                                        --------  ----------  ---------   ---------   ---------
      Total Current Liabilities. . . .   1,936.6      495.2    1,441.4      (474.1)      967.3
Long-term Debt . . . . . . . . . . . .   1,251.2        1.4    1,249.8       -         1,249.8
Deferred Income Taxes. . . . . . . . .     461.0        7.3      453.7       -           453.7
Other Liabilities. . . . . . . . . . .     551.9      123.6      428.3       -           428.3
Shareholders Equity. . . . . . . . . .   1,310.2        -      1,310.2      (848.6)      461.6
                                        --------   --------   ---------  ----------   ---------
      Total. . . . . . . . . . . . . .  $5,510.9  $   627.5   $4,883.4   $(1,322.7)   $3,560.7
                                        ========  ==========  =========  ==========   =========

(a)  To  eliminate  the  Company's  investment  in  the  Battery  Products  segment.

(b)  To  reflect  assumption  of  debt  by  Energizer.






SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


RALSTON  PURINA  COMPANY




By:  /s/ Anita M. Wray
Anita M. Wray
Vice President and Controller

Dated:  February  18,  2000




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